UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021

DSS, INC.

(Exact name of registrant as specified in charter)

New York	001-32146	16-1229730
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6 Framark Drive

Victor, New York 14564

(Address of principal executive offices) (Zip Code)

(585) 325-3610

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 Par Value	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 29, 2021, DSS, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K to report the Stock Purchase and Share Subscription Agreement (the “Subscription Agreement”) with Sharing Services Global Corporation (“SHRG”) that provided for an investment of up to $3,000,000 by Decentralized Sharing Services Systems, Inc.(“Decentralized”) into SHRG in exchange of an aggregate of fifty million (50,000,000) shares of Class A Common Stock (the “Shares”) and warrants (the “Warrants”) to purchase up to fifty million (50,000,000) shares (the “Warrant Shares”) of Class A Common Stock. The Warrants have a term of five (5) years and are exercisable immediately, at the option of Decentralized at a per share price equal to $0.063 (the “Transaction”). Prior to the transaction, the Company indirectly held a significant investment in SHRG through majority-owned subsidiaries. The Company’s and its subsidiary’s Decentralized’s board of directors approved this Subscription Agreement and the Transaction in connection therewith on December 23, 2021. Following the Transaction, the Company and its subsidiary, including Decentralized, shall own 59.6% shares of Class A Common Stock.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by the Company on December 29, 2021, solely to include the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Pro forma financial information.

The unaudited Consolidated Balance Sheet of the Company and its subsidiaries as of September 30, 2021 is filed herewith as Exhibit 99.1 and incorporated by reference herein.

The unaudited pro forma condensed combined Statement of Operations and Comprehensive Loss for the Company and SHRG for nine and six months, respectively, ended September 30, 2021 is filed herewith as Exhibit 99.2 and incorporated by reference herein.

The unaudited pro forma Consolidated Balance Sheet of the Company and its subsidiaries as of December 31, 2020, is filed herewith as Exhibit 99.3 and incorporated by reference herein.

The unaudited Consolidated Statements of Operations and Comprehensive Income (Loss) of the Company and its subsidiaries for the years ended December 31, 2020 (for the Company) and March 31, 2021 (for SHRG) are filed herewith as Exhibit 99.4 and incorporated by reference herein.

S-X Article 11 permits the ending date of the periods included for the target company to differ from those of the registrant by up to 93 days.

(b) Exhibits

Exhibit No.	Description
99.1	Unaudited Consolidated balance Sheet of the Company and its subsidiaries as of September 30, 2021.
99.2	Unaudited pro forma condensed combined Statement of Operations and Comprehensive Loss for the Company and SHRG for nine and six months ended September 30, 2021.
99.3	Unaudited pro forma Consolidated Balance Sheet of the Company and its subsidiaries as of December 31, 2020
99.4	Unaudited Consolidated Statements of Operations and Comprehensive Loss of the Company and its subsidiaries for the years ended December 31, 2020 (for the Company) and March 31, 2021 (for SHRG)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2022

DSS INC.

By:	/s/ Jason Grady
Jason Grady
Chief Operating Officer